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                                                                   EXHIBIT 10.46

                            SECOND AMENDMENT OF LEASE

     THIS SECOND AMENDMENT TO LEASE, made this 29th day of March 2001 by and between FORSGATE INDUSTRIAL COMPLEX with offices at 400 Hollister Road, Teterboro, New Jersey (hereinafter called "Landlord") and, DELTA COMPUTEC INC., a New York corporation, having offices at 900 Huyler Street, Teterboro New Jersey (hereinafter called "Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant previously entered into a certain agreement of Lease dated July 23, 1991, and amended August 11, 1997, whereby Tenant leased the premises located at 900 Huyler Street, Teterboro New Jersey (hereinafter the "Lease") which expires July 31, 2001;

     WHEREAS, the parties desire to amend and modify the Lease so that this Second Amendment of Lease shall extend the Lease termination date to July 31, 2006; and

     WHEREAS, Landlord has agreed to undertake certain repair or replacement obligations as set forth in Exhibit "A" attached hereto.

     NOW, THEREFORE, in consideration of the matters set forth herein, and other good and valuable consideration received, the sufficiency and adequacy of which is mutually acknowledged, the parties agree as follows:

     Section 1.03 "Term of Lease" -- shall be amended so that the Lease shall terminate on July 31, 2006;

     Section 3.01 "Net Basic Rent" -- shall be amended to add that the annual rent is as follows:

     "From August 1, 2001 to and through July 31, 2006 the annual Net Basic Rent shall be $336,657.00, payable in equal monthly installments of $28,054.75 on the first of every month."; and

     Attached hereto as Exhibit "A" is a list designating various repair and replacement items hereinafter referred to as "Landlord's Work", that the Landlord hereby agrees to undertake as part of this Second Amendment of Lease.

The Lease and this Second Amendment of Lease shall be read together as one document, and except where expressly modified by this Second Amendment of Lease, all the provisions of the Lease shall remain in full force and effect.


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INTENDING TO BE BOUND by the terms of this Second Amendment of Lease, the parties cause their duly authorized officers or partners to execute this document on their behalf.


WITNESS:                                    LANDLORD:

                                            FORSGATE INDUSTRIAL COMPLEX

/s/ Andrew J. Moore                         By: /s/ Charles Klatskin
-------------------------------                 --------------------------------
                                                    Charles Klatskin,
                                                    Managing Partner


ATTEST:                                     TENANT
                                            Delta Computec Inc.


/s/ Carol Sanzari                           By: /s/ John DeVito
 -----------------                              -------------------------------
                                                    John DeVito, President



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                           EXHIBIT A "LANDLORDS WORK"

1.   Landlord will repair and secure the front windows.

2. Landlord will improve the existing landscaping, trim existing bushes and fill low spots at rear of building.

3. Landlord will install a vestibule at the rear entrance of the building either inside or outside, provided the town approves such installation.

4. Landlord will arrange to extend the existing roof warranty thru 2006, provided Tenant has maintenance agreement from Hageman Roofing.

5. Landlord will repair leaking rear wall on the northwest corner, where the truck damage was repaired by Tenant. Landlord will repaint the three block wall sides of the building if necessary.

6. Landlord will attempt to improve the loading dock water situation. Either by rerouting the pump, increasing the size of the pump or by building some kind of water barrier by the street.

7.   Landlord to repair sagging bathroom sinks.

8. Landlord to have exterminator treat for termites in office area by drilling floor and spraying.

9. Landlord to give tenant a $7,500 credit towards sheet rock and carpet improvements when work is complete by Tenant.


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